EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On September 30, 2014, ARI Network Services, Inc. (“ARI” or the “Company”), completed its acquisition of substantially all of the assets of Tire Company Solutions, LLC (“TCS”), pursuant to the terms of the Asset Purchase Agreement dated as of September 30, 2014 (the "Asset Purchase Agreement"). Consideration for the acquisition included, (1) a cash payment equal to $4,200,000; (2) 618,744 shares of the Company's common stock, $0.001 par value (the "Common Stock"); (3) the issuance of two promissory notes (the “TCS Notes”) in aggregate principal amount of $3,000,000 to the former owners of TCS; and (4) a contingent earn-out purchase price payable in three potential payments and contingent upon the attainment of specific revenue goals.

The unaudited pro forma condensed combined statements of operations for the year ended July 31, 2014 and the unaudited pro forma condensed combined balance sheet as of July 31, 2014 illustrate the estimated effect of the acquisition of TCS on the Company's financial statements. The unaudited pro forma condensed combined financial statements are based on certain estimates and assumptions made with respect to the combined operations of ARI and TCS, which the Company believes are reasonable. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not purport to be indicative of the results of operations or financial position of ARI or TCS that actually would have been achieved had the acquisition of TCS been completed on the assumed dates, or to project the Company's results of operations or financial position for any future date or period. The unaudited pro forma condensed combined statement of operations gives pro forma effect to the acquisition as if it had occurred on August 1, 2013. The unaudited pro forma condensed combined balance sheet gives pro forma effect to the acquisition as if it had occurred on July 31, 2014.

The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined financial statements. In addition, the unaudited pro forma condensed combined financial information was based on and should be read in conjunction with the following:

(1)

the ARI audited consolidated financial statements as of and for the year ended July 31, 2014, and the notes thereto included in the Company's Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (“SEC”) on October 29, 2014; and

(2)	the TCS audited consolidated financial statements as of and for the year ended July 31, 2014, and the notes thereto, included in the Form 8-K/A, of which this exhibit is a part.

The acquisition is being accounted for using the acquisition method of accounting for business combinations in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Under this method, the total consideration transferred to consummate the acquisition is being allocated to the tangible and intangible assets acquired and liabilities assumed based on extensive judgments and estimates of their respective fair values as of the closing date of the acquisition. Accordingly, the allocation of the consideration transferred in the unaudited pro forma condensed combined financial statements is preliminary and will be adjusted upon completion of the final valuation of the assets acquired and liabilities assumed. Such adjustments could be significant. The final valuation is expected during 2015.

For income tax purposes, the acquisition is a taxable business combination. The ARI tax basis in the assets acquired and liabilities assumed will be equal to fair market value as of the acquisition date, and thus the basis for financial reporting and tax purposes will generally be the same and no temporary differences are expected.

The historical consolidated financial statements of the Company have been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the acquisition, (2) factually supportable, and (3) with respect to the unaudited condensed combined statement of operations, expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information does not reflect any operating cost synergy savings that the combined company may achieve as a result of the acquisition, or the costs necessary to achieve these operating synergies.

1

ARI Network Services, Inc.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of July 31, 2014

(in thousands)

	July 31, 2014
	ARI	TCS	Pro Forma Adjustments (1)		Pro Forma Combined
Current Assets:
Cash and cash equivalents	$1,808	$173	$(1,000)	(a)	$981
Receivables, Net	1,212	1,552			2,764
Prepaid expenses and other current assets	1,324	100			1,424
Deferred income taxes	2,655				2,655
Total Current Assets	6,999	1,825	(1,000)		7,824
Net equipment and leasehold improvements	1,771	151	(31)	(b)	1,891
Net capitalized software product costs	4,020	1,717	(937)	(c)	4,800
Deferred income taxes	3,507				3,507
Other long term assets	72				72
Other intangible assets, net	3,612		3,660	(d)	7,272
Goodwill	12,367		4,368	(e)	16,735
Total Assets	$32,348	$3,693	$6,060		$42,101

	July 31, 2014
	ARI		TCS		Pro Forma Adjustments (1)			Pro Forma Combined
Current liabilities:
Current borrowings on line of credit		$-		$140		$(140)	(f)		$-
Current portion of notes payable		675		50		(271)	(a), (f)		454
Current portion of contingent liability		295				521	(a)		816
Accounts payable		656		75					731
Deferred revenue		7,415		1,161		(815)	(g)		7,761
Accrued payroll and related liabilities		1,336		274					1,610
Accrued sales, use and income taxes		123							123
Other accrued liabilities		472							472
Current portion of capital lease obligations		195		56					251
Total Current Liabilities		11,167		1,756		(705)			12,218
Notes payable (net of discount)		3,375		27		5,194	(a), (f)		8,596
Borrowings on Line of Credit - Long-Term		-		-		1,200	(a)		1,200
Long-term portion of contingent liability		153				240	(a)		393
Capital lease obligations		233		61					294
Other long term liabilities		214		66		(66)	(f)		214
Total Non-current Liabilities		3,975		154		6,568			10,697
Total Liabilities		15,142		1,910		5,863			22,915

Shareholders' equity:
Cumulative preferred stock, par value $.001 per share, 1,000,000 shares authorized; 0 shares issued and outstanding at July 31, 2014 and July 31, 2013, respectively		-							-
Junior preferred stock, par value $.001 per share, 100,000 shares authorized; 0 shares issued and outstanding at July 31, 2014 and July 31, 2013, respectively		-							-
Common stock, par value $.001 per share, 25,000,000 shares authorized; 13,506,316 and 12,976,588 shares issued and outstanding at July 31, 2014 and 2013, respectively		14							14
Additional paid-in capital		106,077				1,980	(a)		108,057
Members Equity				1,783		(1,783)	(h)		-
Accumulated deficit		(88,864)							(88,864)
Other accumulated comprehensive income		(21)							(21)
Total Shareholders' Equity		17,206		1,783		197			19,186
Total liabilities and shareholders' equity	$	$ 32,348	$	$ 3,693	$	$ 6,060		$	$ 42,101

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements, which are an integral part of these statements.

______________________________

(1)	See Note 4 for detailed explanations regarding the Pro Forma Adjustments.

2

ARI Network Services, Inc.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the year ended July, 2014

(in thousands, except for per share data)

	Year ended July 31, 2014
	ARI	TCS	Pro Forma Adjustments (1)			Pro Forma Combined
Net revenue	$33,019	$5,174	$			$38,193
Cost of revenue	6,378	1,454		(377)	(j)	7,455
Gross profit	26,641	3,720		377		30,738
Net operating expenses	26,285	3,134		441	(i), (j)	29,860
Operating income	356	586		(64)		878
Other income (expense):						-
Interest expense	(286)	(17)		(269)	(k)	(572)
Loss on FMV of Warrant Derivatives	(28)					(28)
Gain on settlement of contingent liabilities	67					67
Other, net	30	9				39
Total other expense	(217)	(8)		(269)		(494)
Income from continuing operations						-
before provision for income tax	139	578		(333)		384
Income tax expense	(241)	-		(98)	(l)	(339)
Net income	$(102)	$578		$(431)		$45

Average common shares outstanding:
Basic	13,290			619	(m)	13,909
Diluted	13,290			619	(m)	13,909
Basic and diluted net income (loss) per share:						-
Basic	$(0.01)					$0.00
Diluted	$(0.01)					$0.00

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements, which are an integral part of these statements.

______________________________

(1)	See Note 4 for detailed explanations regarding the Pro Forma Adjustments.

3

ARI NETWORK SERVICES, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL STATEMENTS

Note 1.    Basis of Presentation

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting and was based on the historical consolidated financial statements of ARI and TCS as of July 31, 2014 and for the year ended July 31, 2014. The unaudited pro forma condensed combined statements of operations and balance sheet give effect to the acquisition of certain TCS assets and liabilities as if it occurred on August 1, 2013 for statement of operations purposes, and on July 31, 2014 for balance sheet purposes.

The unaudited pro forma condensed combined financial information is not necessarily indicative of the combined results of operations or financial condition had the acquisition been completed as of the dates indicated. The unaudited pro forma condensed combined financial information does not purport to project future results of operations or financial position of the combined company. The unaudited pro forma condensed combined financial statements, and the related pro forma adjustments in Note 4, do not reflect any operating cost synergy savings that the combined company may achieve as a result of the acquisition, or the costs necessary to achieve these operating synergies.

Note 2.     Preliminary Estimated Purchase Price

The total preliminary estimated purchase price, based on the July 31, 2014 unaudited pro forma condensed combined balance sheet, was $9,941,000 which included, (1) a cash payment equal to $4,200,000; (2) 618,744 shares of Common Stock, $0.001 par value (the "Common Stock"); (3) the issuance of TCS Notes; and (4) a contingent earn-out purchase price payable in three potential payments and contingent upon the attainment of specific revenue goals.  The preliminary estimated purchase price to be allocated is as follows (in thousands):

Preliminary Estimated
Purchase Price

Cash	$4,200
Financed by note payable	3,000
Issuance of common stock	1,980
Contingent earn-out	761
Total	$9,941

The final purchase price is subject to post-closing adjustments pursuant to the terms of the Asset Purchase Agreement and to completion of the final valuation of the net assets acquired and contingent earn-out. The final valuation is expected to be completed as soon as is practicable but no later than 12 months after the closing date of the acquisition and could have a material impact on the preliminary purchase price noted above.

4

ARI NETWORK SERVICES, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL STATEMENTS

Note 3. Estimate of Assets to be Acquired

Under the acquisition method of accounting, the total preliminary estimated purchase price as shown in Note 2 is allocated to the acquired TCS tangible and intangible assets (both definite and indefinite-lived) and assumed TCS liabilities based on their estimated fair values as of the September 30, 2014 acquisition closing date.

The allocation of the consideration transferred to effect the acquisition is preliminary. The final purchase price is subject to post-closing adjustments pursuant to the terms of the purchase agreement and to completion of the final valuation of the net assets acquired and contingent earn-out. The final valuation is expected to be completed as soon as is practicable but no later than 12 months after the closing date of the acquisition and could have a material impact on the preliminary estimate of assets to be acquired.

The preliminary estimate of assets to be acquired and liabilities to be assumed by ARI based on the July 31, 2014 unaudited pro forma condensed combined balance sheet is as follows (in thousands, includes impact of pro forma balance sheet adjustments from Note 4):

Preliminary Purchase
Price Allocation

Current assets	$1,825
Furniture and equipment	120
Software product costs	780
Intangible assets	3,660
Goodwill	4,368
Assumed liabilities	(812)
Total	$9,941

Note 4. Pro Forma Adjustments

Adjustments included in the column under the heading "Pro Forma Adjustments" are presented in accordance with GAAP and represent the following:

(a)	To adjust the balance sheet for the funding of the preliminary estimated purchase price as follows (in thousands):

Preliminary Estimated
Purchase Price

Decrease in cash and cash equivalents	$1,000
Increase in borrowings on line of credit - long term	1,200
Increase in notes payable (1)	2,000
Total cash paid to seller	4,200
Increase in notes payable - TCS Notes	3,000
Increase in additional paid in capital	1,980
Increase in contingent liabilities (2)	761
Total	$9,941

(1)

As part of the acquisition ARI entered into a loan modification agreement with Silicon Valley Bank to increase borrowings on the term loan to fund the acquisition.  This agreement also extended the payment terms on the note reducing the current portion of the note payable approximately $221,000 to $454,000.

(2)	Based on preliminary appraisal, $521,000 adjusted to current portion and $240,000 to long term.

(b)To record a $31,000 reduction in hardware and equipment to a value of 120,000 based on the preliminary assessment of fair value.

(c)To record a $937,000 reduction in capitalized software to a value of 780,000, based on the preliminary results of an appraisal of the TCS software acquired.

(d)To record intangible assets of $3,660,000 based on the preliminary results of an appraisal.  The intangible assets consist of $610,000 of trade names, $2,270,000 of customer relationships and $780,000 of non-competition agreements.

(e)To record preliminary goodwill balance of $4,368,000.

(f)To eliminate the following liabilities not assumed as part of the asset purchase agreement (in thousands):

Liabilities
not Assumed

TCS borrowings on line of credit	$140
TCS current portion of notes payable	50
TCS long-term portion of notes payable	27
TCS other long term liabilities	66
Total	$283

(g)To record an $815,000 reduction in deferred revenue to a value of $346,000, based on the preliminary fair value analysis of its fair value.

(h)To eliminate TCS’s historical members’ equity.

(i)To eliminate the transaction costs recorded in the ARI and TCS financial statements of $159,000 and $100,000 respectively.

(j)To eliminate TCS software amortization recorded of $577,000 and record $200,000 and $700,000 of amortization expense in cost of revenue and net operating expenses, respectively.  The amortization expense recorded is based on the preliminary results of an appraisal and relates to acquired software product costs and the customer relationship, trade name and non-compete intangible assets.

(k)To eliminate TCS interest expense recorded of $17,000 related to debt ARI is not assuming, and to record interest expense related to the new debt incurred to fund the acquisition, as follows (in thousands):

	Debt	Interest	Pro Forma
	Incurred	Rate	Interest

Borrowings on line of credit and notes payable	$3,200	4.25%	$136
TCS Notes	3,000	5.00%	150
Interest expense related to new debt incurred	6,200		286
Eliminate interest expense recorded by TCS			(17)
Pro Forma adjustment to interest expense			$269

(l)  Prior to the acquisition by ARI, TCS was treated as a partnership for tax purposes.  This adjustment is to record income tax expense on the historical TCS net income and pro forma adjustments at an estimated rate of 40%.

(m) To adjust average shares of Common Stock outstanding for the shares issued to fund the acquisition of TCS.